Exhibit 99.1
1 Barclays CEO Energy-Power Conference September 15, 2010 Gregory H. Boyce Chairman and Chief Executive Officer Peabody Energy

Statement on Forward-Looking Information Some of the following information contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934, as amended, and is intended to come within the safe-harbor protection provided by those sections. Our forward-looking statements are based on numerous assumptions that the company believes are reasonable, but they are open to a wide range of uncertainties and business risks that may cause actual results to differ materially from expectations as of July 20, 2010. These factors are difficult to accurately predict and may be beyond the company's control. The company does not undertake to update its forward-looking statements. Factors that could affect the company's results include, but are not limited to: demand for coal in United States and international power generation and steel production markets; price volatility and demand, particularly in higher-margin products and in our trading and brokerage businesses; reductions and/or deferrals of purchases by major customers and ability to renew sales contracts; credit and performance risks associated with customers, suppliers, trading, banks and other financial counterparties; geologic, equipment, permitting and operational risks related to mining; transportation availability, performance and costs; availability, timing of delivery and costs of key supplies, capital equipment or commodities such as diesel fuel, steel, explosives and tires; impact of weather on demand, production and transportation; successful implementation of business strategies, including our Btu Conversion and generation development initiatives; negotiation of labor contracts, employee relations and workforce availability; changes in postretirement benefit and pension obligations and funding requirements; replacement and development of coal reserves; access to capital and credit markets and availability and costs of credit, margin capacity, surety bonds, letters of credit, and insurance; effects of changes in interest rates and currency exchange rates (primarily the Australian dollar); effects of acquisitions or divestitures; economic strength and political stability of countries in which we have operations or serve customers; legislation, regulations and court decisions or other government actions, including new environmental requirements, changes in income tax regulations or other regulatory taxes; litigation, including claims not yet asserted; and other risks detailed in the company's reports filed with the Securities and Exchange Commission (SEC). The use of "Peabody," "the company," and "our" relate to Peabody, its subsidiaries and majority-owned affiliates. EBITDA or Adjusted EBITDA is defined as income from continuing operations before deducting net interest expense, income taxes, asset retirement obligation expense, and depreciation, depletion and amortization. EBITDA, which is not calculated identically by all companies, is not a substitute for operating income, net income or cash flow as determined in accordance with United States generally accepted accounting principles. Management uses EBITDA as a key measure of operating performance and also believes it is a useful indicator of the company's ability to meet debt service and capital expenditure requirements. 07/20/10

Peabody Energy: Catalysts for Growth U.S. Largest producer in lowest cost, highest growth regions Expanding margins via strong contracting, stable costs Extending PRB reach into Eastern U.S. and Asia Australia Expanding platform via organic growth Asia Advancing projects in China, Mongolia, India and Indonesia Global Trading & Brokerage Expanding platform via new offices

2006 2007 2008 2009 2010 EBITDA 909.7 969.7 1846.9 1290.1 1700 200 First half 2010 results: Expanding margins per ton: 20% in U.S. 25% in Australia Near doubling of operating cash flows Substantial liquidity Excellent balance sheet to fund growth $1,700 - $1,900 Strong Results, Outstanding Outlook 2010 Results May Rival 2008 Record EBITDA in Millions

Early Stages of Coal's Supercycle

~75% of World Population Coming Up the Economic Development Curve GDP Per Capita Japan Brazil China Germany U.S. India Source: CIA World Factbook. Growth to Match U.S.: Brazil 5.4X China 13.7X India 43.5X World Population: 75% 25% GDP Per Capita

Economic Development Strongly Linked to Electricity Use Electricity Use Per Capita (kWh) Japan Brazil China Germany U.S. India Majority of Nations Use Less Electricity Than Developed Economies Source: CIA World Factbook.

Major Steel Growth Potential as China, India and Brazil Increase Use Steel Production Per Capita Acceleration Stage Stable Stage At Maturity, India, Brazil and China Would Represent ~1.2 Billion Tonnes Additional Metallurgical Coal Demand Source: Industry reports and Peabody analysis.

Case Study: China Just Begins to Move Up the Curve Long Cycle Ahead... Historical 5-Year Growth Current Intensity Mature Intensity Potential Upside Length of Growth Phase Electricity Generation 10% 2.8 MWh 10.0 MWh 260% 15 - 20 Steel Use 13% 423 kg 933 kg 120% 8 - 12 Auto Sales 25% .13 .76 480% 15 - 20 Cement 11% 1.2 tonnes 2.5 tonnes 110% 7 - 10 Coal Demand 8% 2.2 tonnes 6.0 tonnes 170% 15 - 20 1.6 Billion People in India, Brazil & Indonesia Also at Early Stages (Per Person) Source: Peabody analysis.

Coal-Fueled Generation Expected to Grow Dramatically in Coming Years Source: Platts Worldwide Power Plant Database; EIA International Energy Outlook 2010 and Peabody analysis. Global coal-based generation growth based on 2007 - 2035 Generation Demand Driven by Asia and Growing Share of Electricity Expected New Coal-Fueled Generation (GW) Global coal-fueled generation expected to grow 90% by 2035 340 MTPA growth just in new global coal plants beginning operation in 2010 2010 rate equates to ~1 billion tonnes of new demand every three years 2010 2011-2015 2015-2035 China 55 100 India 13 75 ROW 20 60 821

Global Met Coal Use May Rise 400 Million Tonnes by 2015 Expected Global Steel Production And Met Coal Demand Tonnes in millions. Source: World Steel Association; third party data and Peabody analysis. Global steel production expected to double by 2020 Bulk of market share growth in China and India Trend highlights structural shortage of premium coking coal Other India China EU/US 2009 2015 2020 ROW 565.4 831.6 969.3 China 566.4 955.9 1207 India 56.2 90.5 125.7 Met Coal Demand 799 1262 1534 Met Coal Demand (Million Tonnes) Steel Production (Million Tonnes)

U.S. growth presented in short tons. Source: World Energy Outlook 2009, International Energy Agency; Annual Energy Outlook Forecasts, Energy Information Administration; Peabody analysis. China and India Lead Long-Term Coal Demand Growth +690 +2,210 +150 +50 +110 +380 Developing Asia Represents 90% of Long-Term Global Coal Demand Growth 2007 - 2030 (Tonnes in Millions)

Near- and Mid-Term Pacific Markets Outstanding for Coal

Seaborne Thermal Coal Market Short Next Five Years; Implies Strong Pricing Driver 2010 2011 2012 2013 2014 2015 Atlantic 0 6 19 29 35 37 Other Pacific 0 5 17 30 50 60 China 0 2 4 6 8 13 India 0 20 40 60 80 90 Expected Increase in Seaborne Thermal Demand 2010 - 2015 India 125%-175% China 5%-25% Other Pacific ~20% Atlantic ~25% Expected Increase in Seaborne Thermal Supply 2010 - 2015 2010 2011 2012 2013 2014 2015 Australia 0 10 32 47 55 60 Indonesia 0 9 21 35 39 40 Russia 0 2 2 4 6 10 South Africa 0 2 5 7 9 9 Colombia 0 1 2 4 8 16 Other 0 0 1 2 10 15 Australia 30%-60% Indonesia 15%-25% Russia S. Africa Colombia Other Source: Peabody analysis. 2010 2015 2010 2015

Seaborne Met Coal Market Fundamentally Short 2015 Brazil 20 India 14 China 15 Europe 4 South Korea 6 Japan 4 Other 2 Expected Increase in Seaborne Met Demand 2010 - 2015 Expected Increase in Seaborne Met Supply 2010 - 2015 2015 Australia 37 Mongolia 14 Other Pacific 15 Russia 5 Atlantic -23 30-40 ~10 ~10 0-5 (20-25) 55-65 Tonnes in millions. Source: Peabody analysis. 30-40 South Korea Other

China Coal Demand Expected to Grow ~1 Billion Tonnes by 2015 Data and estimates based on industry analysis and Peabody estimates. 2010 Coal Demand Electricity Generation Metallurgical Cement Other 2015 Coal Demand 3300 3300 3300 3300 3300 3300 750 750 750 750 750 750 150 150 150 150 150 150 80 80 80 80 80 80 20 20 20 20 20 20 2010 vs. 2015 Expected Demand 55 GW or 200 million tonnes of new coal generation coming on line in 2010 Expect ~200GW of new coal generation by 2015 Steel production and urbanization needs estimated to require 250 million tonnes of new supply Expected 2015 Total China Demand: 4.3 Billion Tonnes 1,750 Electricity 610 Metallurgical 390 Cement 540 Other 750 150 80 20

China's Coal Supply Expected to Grow ~1 Billion Tonnes by 2015

Peabody

Growth Driven by Xinjiang and Inner Mongolia Regions

Top Regional Production for 2009 and 2015 in Tonnes (Millions)



2009 2015 CAGR
87 218 16.5%
1 billion tonnes
Projected by 2020
2009 2015 CAGR
603 911 7.1%
2009 2015 CAGR
615 799 4.5%
2009 2015 CAGR
298 408 5.3%
2009 2015 CAGR
230 246 1.1%
Xinjiang
Inner Mongolia
Heilongjiang
Jilin
Liaoning
Beijing
Hebei
Tianjin
Shanxi
Ningxia
Gansu
Qinghai
Shaanxi
Henan
Shandon
Jiangsu
Anhui
Shanghai
Hubei
Tibet
Sichuan
Chongqing
Hunan
Jiangxi
Zhejiang
Fujian
Guizhou
Yunnan
Guangxi
Guangdong
Taiwan
Hong Kong
Hainan

China Coal Production by Province

Province	2009	2015
Top 5 Provinces	1,830	2,580
Others	1,120	1,420
Total	2,950	4,000

Data and estimates based on industry estimates and Peabody analysis.

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China Dependent on Imports to Balance Supply / Demand Shortfall Driving Net Imports Reliance Dramatic, sustained demand growth Consolidation, rising domestic costs Lack of premier coking coal Supply growth distant from load Growing coastal steel mills and power plants ~600 MTPA of coastal coal movements already occurring 10,000 coal trucks contribute to a massive 9-day traffic jam in China. Traffic jams are also rising with China auto sales, which rose 59% in August.

2003 2004 2005 2006 2007 2008 2009 2010 Est. 2011 Est. Imports -83.124 -67.963 -45.548 -24.988 -2.087 -4.449 49 83 115 55 59 0 Data based on industry reports; 2010 reflects Jan. - July annualized and Aug. - Dec. Peabody estimate. China Net Coal Imports 125 - 135 The Result: Ongoing Reliance on Coal Imports by China ? Jan. - July Jan. - July Aug. - Dec. Aug. - Dec.

2009 2010 2011 2012 2013 2014 2015 Met 28 36 38 43 45 47 52 Met Thermal Range 5 8 12 18 20 25 Thermal 50 68 88 100 120 140 150 Forecast Thermal Range 15 20 25 30 45 50 India Likely to be World's Fastest Growing Coal Importer Data and estimates based on industry reports and Peabody analysis. Projected India Coal Imports Imports Projected to Exceed 200 Million Tonnes in Several Years Imports projected to grow ~200 MTPA in 5 years Generation growing 6% - 8% per year 88 GW of new coal-based generation under construction Met Thermal Forecast

2009 2010 2014-15 Seaborne Thermal 9.6 11.5 15 0.5 2 Expanding Australia Platform: Targeting Sales Up to 40 MTPA by 2014 Tons in Millions 2009 2010 2014-15 Seaborne Met 7 9.5 12 1 3 11.5 - 12.0 15.0 - 17.0 9.6 9.5 - 10.5 12.0 - 15.0 6.9 Met Coal Sales Estimates Seaborne Thermal Coal Sales Estimates Up to 42% Up to 45% Unpriced Met Volumes: 98% in 2011; 100% in 2012 Unpriced Seaborne Thermal Volumes: 65% in 2011; 85+% in 2012 2009 values are 'as reported' actuals.

Metropolitan 1 MT HCC, $70 million Wambo 3 - 4 MT Thermal/PCI, $50 - $70/ton Millennium 2 - 3 MT SHCC/PCI, $50 - $70/ton Sufficient Rail/Port Access to Accommodate Growth Significant Progress in Peabody's Australia Project Pipeline Short tons in millions. Dollars represent projected capital expenditures. Met Seaborne Thermal 2011 2012 2013 2014 2015 Wilpinjong 2 - 3 MT, $90 million Burton 2 - 3 MT HCC, $50 - 70/ton Denham 5 - 6 MT HQHCC Under Construction In Development

Leading Trading Operations Add Significant Value Growing, profitable global trading and brokerage operations Continued expansion with new offices Best use of financial products and physical asset base Pipeline of market intelligence 2003 2004 2005 2006 2007 2008 2009 Domestic EBITDA 45.828 34.781 38.745 81.604 87.781 123.683 96.7 International EBITDA 0 6.258 4.313 11 28.819 95.217 96.7 EBITDA in Millions St. Louis Newcastle London Beijing Singapore Jakarta Trading & Brokerage EBITDA Non- U.S. U.S.

20 MTPA Open-Cut JV Project 15 MTPA Open-Cut JV Project 12 MTPA Open-Cut JV Fueling Coal-to- Chemicals Project 15 MTPA Open- Cut JV Fueling Clean Coal Project Beijing Tianjin Shanghai Xinjiang Inner Mongolia Guangdong Hong Kong Fujian Zhejiang 15 MTPA Open-Cut JV Project Long-term Initiative Mid-term Initiative Legend Taiwan Near-term Initiative Closed deal Peabody Advancing Robust China Project Pipeline 20 MTPA Open-Cut JV Project 30 MTPA Open-Cut JV Project 6% Equity Partner GreenGen Clean Coal Project 15 MTPA Open-Cut JV Project

Peabody Positioning to Serve Fastest Growing Import Nation Peabody Positioning Met coal from Australia operations Thermal coal via COALTRADE Exploring long-term coal supplies and other strategic ventures with Coal India Source: Platts. Major Coastal Plant Buildout to Access Import Coal

Peabody Best Positioned in Fastest Growing U.S. Regions

U.S. Coal Demand On Pace for 60 - 80 Million Ton Recovery in 2010 Source: Energy Information Administration; MSHA; National Mining Association and other third-party sources. 2009 vs. 2010 Expected Demand 2010 Highlights Demand up on economic growth, weather and higher gas prices than 2009 Coal production down 2% (CAPP down 9%) 2011 Drivers New coal generation Additional economic activity Improving industrial load Further coal-to-gas reversal Result: Stockpile levels expected to fall 2009 2010 East 1062 1062 Electric Generation 31 Gas Back to Coal 20 U.S. Exports 13 Other 8 Electric Generation Gas Back to Coal U.S. Exports Other Electricity Generation Gas Back to Coal U.S. Exports Other 60 - 80 Million Tons Tons in Millions

U.S. Inventory Levels Rapidly Declining, On Path to Near Normal Levels 13.5 - 14.0 11.5 - 12.0 15.0 - 17.0 9.6 9.5 - 10.0 12.0 - 15.0 7.0 9.5 - 10.0 Up To 42% Declining Stockpiles Create Pricing Upside U.S. Inventories Tons in Millions 2009 EOY: 188 Million Tons 2010 EOY: 150 - 155 Million Tons 40+ Million Ton Draw Year to Date Source: Industry reports and Peabody analysis.

SPRB and Illinois Basin: Majority of U.S. Coal Demand Growth PRB Advantage Low end of cost curve Primary source for new plants Asian export potential Illinois Basin Advantage Lower cost than Appalachia Major source for new plants CAPP to Experience Significant Decline Constraints driven by safety, permitting and geology challenges SPRB ILB NAPP Other CAPP 2009 76 45 -3 -6 -40 U.S. Production Change 2010 - 2015 (Tons in Millions) 70-80 40-50 (0-10) (0-10) (40-50) Estimates based on Peabody analysis and industry reports. 2009 Production: 417 103 127 232 196

Multiple Drivers Lead PRB Demand Growth for Peabody PRB prompt prices increase nearly 55% with heavy demand and 23% reduction in stockpiles year to date Significant additional pricing lift to reach parity with current natural gas or Appalachia coal Nearly two-thirds of new coal plant demand going to PRB and Illinois Basin coal Asia demand for lower-Btu coal rising quickly 140 MTPA growing up to 260 MTPA by 2015 20 Customers and 40 Units Increasing PRB and ILB Coal Use Prompt prices as of Aug. 30, 2010. Stockpile levels as of Aug. 21, 2010.

31 U.S. Contracting Strategy Matches Shape of Economic Recovery U.S. Contracting Strategy Guarded approach near-term 2010 sold out at 185 - 195 million tons 85% - 90% priced for 2011 Significant leverage to market upside long-term 2012: 100 - 110 million tons available to price 2013: 190 - 200 million tons available to price

Peabody's Catalysts for Growth & Shareholder Value Upside

Peabody Energy's Catalysts for Growth Bear Run Mine Expanding Production Multiple PRB Export Opportunities in Development Expanding Australia Seaborne Met, Thermal Volumes Metropolitan and Wilpinjong Construction Commenced Multiple JVs and Large Project Pipeline in China New Mongolia Partnership with Winsway Short-List Partner Prospect for Talvan Tolgoi Strategic Discussions with Coal India for Long-term Supply Pursuing Indonesian Projects, Partners Expanding Global Trading & Brokerage School Creek: Best Long-term PRB Capacity

Case For BTU Shareholder Value Appreciation Upside From Both Rising Earnings and Multiples Opportunity for significant valuation creation as Peabody returns to historical 2 - 3x multiple premium over U.S. peers Given long-term Pacific demand growth, coal and BTU in early cycle mode Rerating of coal assets by countries and companies offers significant added upside

Peabody Energy: The Only Global Pure-Play Coal Investment Coal long-term supercycle is in the early stages BTU: Unique assets, market position and prospects Best access to fastest growing global markets #1 in lowest cost and fastest growing U.S. regions Significant catalysts for growth and increased shareholder value

Barclays CEO Energy-Power Conference September 15, 2010 Gregory H. Boyce Chairman and Chief Executive Officer Peabody Energy